SUMMARY PROSPECTUS NON-U.S. FUND

May 1, 2010 as supplemented through December 20, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated May 1, 2010, as supplemented, and the Fund’s most recent shareholder report, dated December 31, 2009, are all incorporated by reference into this Summary Prospectus.

Non-Fundamental Investment Objective

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy charges. Those charges, if included, would have increased overall fees and expenses. Please refer to your account or policy documents for a description of those fees and expenses. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

Advisory Fee	0.90%
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.14%
Less Fee Waivers and Expense Reimbursements	(0.06)%
Net Annual Fund Operating Expenses	1.08%

#	“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” for the Fund have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund, including the Russell U.S. Cash Management Fund, in which the Fund invests. The Fund’s proportionate share of these operating expenses are reflected under “Acquired Fund Fees and Expenses.”

Until April 30, 2011, RIMCo has contractually agreed to waive 0.06% of its 0.90% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same (taking into account fee waivers/reimbursements in year 1 only, if applicable). This example does not reflect any Insurance Company Separate Account or Policy charges. If it did, the costs shown would have been higher. Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$111	$358	$624	$1,386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 133% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities, including common stocks and preferred stocks, issued by companies domiciled outside the U.S. and in depositary receipts. The Fund’s securities are denominated primarily in foreign currencies and are typically held outside the U.S. The Fund may also invest a portion of its assets in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operating in such countries. The Fund invests primarily in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund may at times seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. The Fund may also engage in currency transactions for speculative purposes. The Fund employs a multi-style (growth, value and market-oriented) and multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). The Fund intends to be fully invested at all times by exposing its cash reserves to the performance of appropriate markets. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

•

Active Security Selection. The securities selected for the portfolio may decline in value and may cause underperformance compared to other funds with similar investment objectives and investment strategies.

•

Multi-Manager Approach. The investment styles employed by the money managers may not be complementary. A multi-manager approach could result in a concentration of certain types of securities and higher portfolio turnover.

•

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors.

•

International and Emerging Market Securities. International securities have risks relating to political, economic or regulatory conditions in foreign countries. The risks associated with international securities may be amplified for emerging markets securities.

•

Currency Risk. Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

•	Forward Currency Contracts. If forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to sell.

•

Counterparty Risk. Counterparty risk is the risk that the other party(s) to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction.

•

Depositary Receipts. Depositary receipts, which are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company, are subject to the risks associated with the underlying international securities.

•

Liquidity Risk. The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.

•	Market Volatility. Volatile financial markets can result in greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

•	Government Intervention in and Regulation of Financial Markets. Changes in government regulation may adversely affect the value of a security.

•

Possible Large Redemptions. The Fund is used as an investment for certain funds of funds and may have a large percentage of its Shares owned by such funds. Large redemption activity by a fund of funds or other shareholder could result in the Fund being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund varies from year to year. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart. The performance results shown in this section do not reflect any Insurance Company Separate Account or Policy charges. Those charges, if included, would have reduced the performance results shown in this section.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the index returns that measure broad market performance. Index returns do not reflect deductions for fees, expenses or taxes. Index returns do not include fair valuation adjustments which may be included in fund returns.

Past performance is no indication of future results.

Calendar Year Total Returns

Highest Quarterly Return: 21.75% (2Q/09) Lowest Quarterly Return: (20.46)% (3Q/02)

Average annual total returns for the periods ended December 31, 2009	1 Year	5 Years	10 Years
Non-U.S. Fund	26.49%	2.43%	0.47%
MSCI EAFE® Index (net of tax on dividends from foreign holdings)*	31.78%	3.54%	1.17%

*	Effective January 1, 2011, RIMCo will change the Fund’s primary benchmark from the MSCI EAFE Index (net of tax on dividends from foreign holdings) to the Russell Developed ex-U.S. Large Cap Index (net of taxes on dividends from foreign holdings). RIMCo believes that the Russell Developed ex-U.S. Large Cap Index (net of taxes on dividends from foreign holdings) is an appropriate benchmark which more broadly represents the investable universe of stocks.

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of unaffiliated money managers.

The money managers for the Fund are:

• Barrow, Hanley, Mewhinny & Strauss, LLC	• MFS Institutional Advisors, Inc.
• Marsico Capital Management, LLC	• Pzena Investment Management, LLC

Portfolio Manager

James A. Jornlin has primary responsibility for the management of the Fund. Mr. Jornlin has been a Portfolio Manager since July 1996.

Additional Information

Purchase of Fund Shares

Each insurance company (“Insurance Company”) places orders for its accounts (“Separate Account”) which hold the interests of each variable insurance product (“Policy”) owner based on, among other things, the amount of premium payments to be invested pursuant to such Policies. Individuals may not place orders directly with Russell Investment Funds (“RIF”) or the Funds. See the prospectus of the Separate Account and Policies of the Insurance Company for more information on the purchase of Fund Shares and with respect to the availability for investment in specific Funds. The Funds do not issue share certificates. Any minimum or subsequent investment requirements are governed by the applicable Policy through which you invest.

For more information about how to purchase Shares, please see Additional Information about Purchase of Fund Shares in the Funds’ Prospectus.

Redemption of Fund Shares

Shares may be redeemed at any time by Insurance Companies on behalf of their Separate Accounts or their general accounts. Individuals may not place redemption orders directly with RIF or the Funds. Redemption requests for Fund shares are based on premiums and transaction requests represented to the Funds by each Insurance Company as having been received prior to 4:00 p.m., Eastern Time or the close of the NYSE, whichever is earlier on any business day of the Funds.

For more information about how to redeem Shares, please see Additional Information About Redemption of Fund Shares in the Funds’ Prospectus.

Taxes

Provided that the Funds and Separate Accounts of Insurance Companies investing in the Funds satisfy applicable tax requirements, the Funds will not be subject to federal tax. Special tax rules apply to Insurance Companies, variable annuity contracts and variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the Policies and the holders thereof, see the discussion regarding “Federal Tax Considerations” included in the prospectus for the Policies.

For more information about Taxes, please see Additional Information About Taxes in the Funds’ Prospectus.

Servicing Arrangements

Some Insurance Companies have entered into arrangements with Russell Fund Services Company (“RFSC”) and/or Russell Financial Services, Inc. (the “Distributor”) pursuant to which they may receive compensation from RFSC and/or the Distributor, from RFSC’s and/or the Distributor’s own resources, for administrative and/or other services provided by those Insurance Companies. These payments may create a conflict of interest by influencing the Insurance Company and your salesperson to recommend the Funds or a Fund over another investment or by influencing an Insurance Company’s decision to include the Funds as an underlying investment option in its Policy. Ask your salesperson or visit your Insurance Company’s Web site for more information.